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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):      November 2, 2007

                              Keynote Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware               000-27241                 94-3226488
  ----------------------------     ------------          -------------------
  (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)


  777 Mariners Island Blvd, San Mateo,                          94404
              California
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(Address of principal executive offices)                      (Zip Code)


   Registrant's telephone number, including area code:         650-403-2400

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

Keynote's policy regarding securities trades by company personnel permits sales of the company's securities under plans instituted pursuant to Securities and Exchange Commission Rule 10b5-1. These plans are designed to allow directors and executive officers to diversify their holdings but dispel any inference that they are purchasing or selling their company's stock on the basis of, or while they are aware of, material nonpublic information.

Umang Gupta, Chairman of the Board of Directors and Chief Executive Officer, has adopted a trading plan pursuant to Rule 10b5-1 that replaces a previous plan established in November 2006. Both plans have been established as part of his individual long-term strategy for asset diversification and liquidity.

The plan covers an aggregate of 500,000 shares of Keynote common stock, has a term of 12 months, and provides for a target level of sales of approximately 50,000 shares of Keynote stock each month including some that may result from the exercise of stock options.

Sales under the trading plan will commence in November 6, 2007, at exact times and amounts to be chosen at the discretion of the brokerage firm handling the transaction. The transactions under the plan will be publicly disclosed through Form 4 filings filed with the Securities and Exchange Commission.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Keynote Systems, Inc.


November 2, 2007                           By:  /s/ Andrew Hamer
                                               ---------------------------------
                                           Name: Andrew Hamer
                                           Title: Vice President and Chief
                                                  Financial Officer